SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
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[X]	Definitive Additional Materials

Whole Foods Market, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on March 15, 2013.

WHOLE FOODS MARKET, INC. WHOLE FOODS MARKET, INC. 550 BOWIE STREET AUSTIN, TX 78703
Meeting Information
Meeting Type: Annual Meeting
For holders as of: January 15, 2013
Date: March 15, 2013 Time: 9:00 a.m., local time
Location:	Estancia La Jolla Hotel 9700 North Torrey Pines Road La Jolla, CA 92037

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online: Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 3, 2013 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following director nominees:
1.	ELECTION OF DIRECTORS:
	01)	DR. JOHN ELSTROTT	07)	JONATHAN SEIFFER
	02)	GABRIELLE GREENE	08)	MORRIS (MO) SIEGEL
	03)	SHAHID (HASS) HASSAN	09)	JONATHAN SOKOLOFF
	04)	STEPHANIE KUGELMAN	10)	DR. RALPH SORENSON
	05)	JOHN MACKEY	11)	WILLIAM (KIP) TINDELL, III
	06)	WALTER ROBB

The Board of Directors recommends you vote FOR the following company proposals:

2.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 29, 2013.

3.	TO CONDUCT AN ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

4.

TO RATIFY THE AMENDMENT OF THE COMPANY'S 2009 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE PURSUANT TO SUCH PLAN BY AN ADDITIONAL 14.5 MILLION SHARES AND INCREASE THE NUMBER OF SHARES BY WHICH THE PLAN POOL IS REDUCED FOR EACH FULL VALUE AWARD FROM 2 TO 2.25.

The Board of Directors recommends you vote AGAINST the following shareholder proposals:

5.	SHAREHOLDER PROPOSAL REGARDING EXTENDED PRODUCER RESPONSIBILITY FOR POST-CONSUMER PRODUCT PACKAGING.

6.	SHAREHOLDER PROPOSAL TO REQUIRE THE COMPANY TO HAVE, WHENEVER POSSIBLE, AN INDEPENDENT CHAIRMAN OF THE BOARD WHO HAS NOT PREVIOUSLY SERVED AS AN EXECUTIVE OFFICER OF THE COMPANY.

IF YOU GRANT A PROXY, THE PROXY HOLDERS WILL ALSO HAVE THE DISCRETION TO VOTE THESE SHARES ON ANY ADDITIONAL MATTERS PROPERLY PRESENTED FOR A VOTE AT THE MEETING IN ACCORDANCE WITH TEXAS LAW AND THE COMPANY'S BYLAWS.